SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) February 6, 2002

                         DIASENSE, INC.
     (Exact name of registrant as specified in its charter)


   Pennsylvania                   0-26504                   25-1605848
(State of other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation                                         Identification No.)

          2275 Swallow Hill Road, Bldg. 2500; Pittsburgh, PA 15220
          (Address of principal executive offices)       (Zip Code)



                            (412) 279-9740
             Registrant's telephone number, including area code

_________________________________________________________________
                 (Former name or former address,
                 if changes since last report.)




Item 1.   Change in Control of Registrant
          Not applicable.

Item 2.   Acquisition or Disposition f Assets
          Not applicable.

Item 3.   Bankruptcy or Receivership
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

Item 6.   Resignation of Registrant's Directors

          On February 6, 2002, the Company received a letter indicating that Anthony DelVicario resigned from the Company's Board of Directors. (Resignation letter attached).

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements and Businesses Acquired - Not Applicable.

          (b) Pro Forma Financial Information - Not Applicable.

          (c) Exhibits - Anthony DelVicario letter of resignation.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIASENSE, INC.


                                             By:  /s/ Fred E. Cooper
                                             Fred E. Cooper, President

DATED:  February 8, 2002